Exhibit 99.5

CONFIRMAÇÃO DE OPERAÇÕES DE DERIVATIVOS	CONFIRMATION OF DERIVATIVE TRANSACTION

Esta Confirmação (“Confirmação”) tem por objetivo reger as Operações de Derivativos a Parte A e a Parte B abaixo qualificadas, de acordo com as disposições legais e regulamentares aplicáveis e no âmbito do Contrato Global de Derivativos e seu respectivo Apêndice, ambos firmados entre as Partes em 02 de junho de 2021 (“Contrato” e “Apêndice”), cujos termos são incorporados por referência a este instrumento.	The purpose of this Confirmation (“Confirmation”) is to govern the Derivative Transactions entered into by and between Party A and Party B (mentioned below) according to the applicable law and regulation provisions as well as to the terms of the Master Derivatives Agreement, entered by and between the Parties on June 02, 2021 (“Agreement” and “Schedule”), which terms are incorporated by reference to this instrument.

Esta Confirmação formaliza uma ou mais Operações de Derivativos contratadas na mesma data entre as Partes individualizadas abaixo na Tabela Referência. No entanto, cada Operação de Derivativo é uma operação individual para fins tributários e de registro, sem prejuízo das disposições do Contrato que tratam da compensação e do cálculo do Valor de Vencimento Antecipado.	This Confirmation formalizes one or more Derivative Transaction executed by and between the Parties on the same date individualized below in the Reference Schedule. However, each Derivative Transaction is an independent transaction for tax and registration purposes, notwithstanding to the Agreement’s provisions with respect to the netting of payments and calculation of the Early Termination Amount.

I. Definições Gerais	I.General Definitions

Os termos em letras maiúsculas utilizados nesta Confirmação e aqui não definidos terão os mesmos significados a eles atribuídos no Contrato ou no Apêndice. Em caso de conflito entre uma definição do Contrato ou do Apêndice e a desta Confirmação, prevalecerá, para os fins desta Operação de Derivativo, a definição que constar desta Confirmação.	Capitalized terms used herein and not defined shall have their meaning as described in the Agreement or Schedule. In the event of any inconsistencies between the definition contained in the Agreement or Schedule and in this Confirmation, the definition of this Confirmation shall prevail for purposes of this Derivative Transaction.

“Operação de Derivativo” ou apenas “Operação” significa a operação financeira descrita na presente Confirmação, celebrada nos moldes e nas características do registro permitido pela B3 S.A. – Brasil, Bolsa, Balcão (“B3”) no segmento CETIP UTVM (“Cetip”) e de acordo com os parâmetros de registro definidos pela B3 para tal espécie de Operação, divulgados por meio da página da B3 na internet (www.b3.com.br).	“Derivative Transaction” or simply “Transaction” means the financial transaction described in this Confirmation, executed pursuant to the registration characteristics allowed by B3 S.A.- Brasil, Bolsa, Balcão (“B3”) in the segment CETIP UTVM (“Cetip”) and pursuant to the registration parameters defined by B3 for such Transaction, disclosed in the B3 website (www.b3.com.br).

Para fins dos cálculos descritos nessa Confirmação, a quantidade de Dias Úteis será apurada pelo Agente de Cálculo conforme as convenções e as práticas de mercado para contagem de dias úteis a depender da taxa, índice ou preço utilizado como referência nesta Operação de Derivativo.	For purposes of calculations described in this Confirmation, the number of Business Days shall be determined by the Calculation Agent according to the market’s practices and conventions considering the rate, index or price used as underlying in this Derivative Transaction.

II. Definição das Partes:	II. Parties Details:

a.       Parte A: BANCO J.P. MORGAN S.A.

Endereço: Av. Brigadeiro Faria Lima nº 3729 – 10º ao 15º andar – Itaim Bibi – São Paulo – SP

CNPJ/MF: 33.172.537/0001–98

Telefone: (011) 4950-6459

Contato: OTC Derivatives

a.                   Party A: BANCO J.P. MORGAN S.A.

Address: Av. Brigadeiro Faria Lima nº 3729 – 10º ao 15º andar – Itaim Bibi – São Paulo – SP

CNPJ/MF: 33.172.537/0001–98

Phone: (011) 4950-6459

Contact: OTC Derivatives

b. Parte B: MARFRIG GLOBAL FOODS S.A.

Endereço: Av. Queiroz Filho, n° 1.560, Bloco 5, Torre Sabia, 3° andar, Sala 301, Bairro Vila Hamburguesa, CEP 05319-000

CNPJ/MF: 03.853.896/0001-40

Telefone: (11) 3792/8989 / (11) 99155-3804

Contato: Tang David / Depto. Financeiro e RI

b.                  Parte B: MARFRIG GLOBAL FOODS S.A.

Endereço: Av. Queiroz Filho, n° 1.560, Bloco 5, Torre Sabia, 3° andar, Sala 301, Bairro Vila Hamburguesa, CEP 05319-000

CNPJ/MF: 03.853.896/0001-40

Telefone: (11) 3792/8989 / (11) 99155-3804

Contato: Tang David / Depto. Financeiro e RI

A Parte A e a Parte B, além destas denominações, são também aqui individualmente denominadas “Parte”, e em conjunto “Partes”.	Party A and Party B are also herein defined individually as “Party” and jointly as “Parties”.

c. Agente de Cálculo: Parte A	c. Calculation Agent: Party A

d. Acelerador: Parte A	d. Early Termination Agent: Party A

III. Disposições Gerais	III.General Terms

a. Local do Registro: B3	a. Registration Clearing: B3

b. Data de Negociação: 02 de junho de 2021;	b. Trade Date: June 02, 2021;

c. Data de Início: 02 de junho de 2021;	c. Start Date: June 02, 2021

d. Ativo de Referência ou Ação: Ações Ordinárias do Emissor (ticker: “BRFS3”)	d. Reference Asset or Share: Common Shares of the Issuer (ticker: “BRFS3”)

e. Emissor: BRF S.A.	e. Issuer: BRF S.A.
f. Bolsa de Valores: B3	f. Stock Exchange: B3

g. Forma de Exercício: Européia, que consiste na possibilidade de exercício das Opções somente na Data de Exercício. A Opção será exercida automaticamente sempre que o Valor de Liquidação devido pelo Vendedor da Opção na Data de Exercício for um valor positivo.	g. Form of Exercise: European, which consists in the possibility of exercise of Options only in the Exercise Date. The Option shall be automatically exercised whenever the Settlement Amount owed by the Seller of the Option on the Exercise Date is a positive amount.

h. Tabela de Referência: O Tipo de Opção, o Comprador da Opção, o Vendedor da Opção, o Prêmio e o Preço de Exercício para cada Opçãoi corresponderão àqueles especificados na tabela constante do Anexo II.	h. Reference Schedule: The Type of Option, the Buyer of the Option, the Seller of the Option, the Premium, the Strike Price for each Optioni are described in the Reference Schedule in Annex II.

i. Tipo de Opçãoi: conforme indicado na Tabela de Referência, para cada Opçãoi, corresponde à modalidade de opção acordada entre as Partes na Data de Negociação e determinante para a forma de apuração do Valor de Liquidaçãoi.	i. Type of Optioni: as described in the Reference Schedule, for each Optioni corresponding to the type of option agreed between the Parties on the Trade Date and determinant for the calculation method of the Settlement Amounti.

j. Prêmioi: conforme indicado na Tabela de Referência, para cada Opçãoi, significa o valor pago pelo Comprador da Opçãoi para o Vendedor da Opçãoi, na Data de Pagamento do Prêmio, para garantir a possibilidade de exercício da Opção de cada Opçãoi na Data de Exercício.	j. Premiumi: as described in the Reference Schedule, for each Optioni, it means the amount paid by the Buyer of the Optioni to the Seller of the Optioni to assure the possibility of exercise of the Option for each Optioni on the Exercise Date.

k. Data de Pagamento do Prêmio: 02 de junho de 2021	k. Premium Payment Date: June 02, 2021

l. Preço de Exercícioi: conforme indicado na Tabela de Referência, para cada Operaçãoi, corresponde ao valor acordado entre as Partes na Data de Negociação, que será utilizado para apuração do Valor de Liquidaçãoi, em caso de exercício da Opçãoi.	l. Strike Pricei: as described in the Reference Schedule, for each Transactioni, it shall correspond to the amount agreed between the Parties on the Trade Date, which shall be used to calculate the Settlement Amounti in case of exercise of the Optioni

m. Data de Exercícioi: para cada Operaçãoi, significa o Dia Útil imediatamente anterior à Data de Vencimentoi	m. Exercise Datei: for each Transactioni it means the immediately preceding Business Day to the Settlement Datei

n. Preço Final: significa o preço de fechamento do Ativo Referência, publicado pela Fonte de Referencia, na Data de Exercício.	n. Final Price: it means the closing price of the Reference Asset published by the Reference Source, on the Exercise Date.

o. Fonte de Referência: BM&F Bovespa – Bolsa de Valores Mercadorias e Futuros	o. Reference Source: BM&F Bovespa – Bolsa de Valores Mercadorias e Futuros

p. Proteção contra Proventos em Dinherio: Aplicável; na ocorrência de qualquer tipo de provento, Bonificação, Dividendo e/ou Subscrição do Ativo Referência, o Preço de Exercícioi de cada Opçãoi, será automaticamente ajustados refletindo sua situação em proventos, conforme calculado pela B3.	p. Protection against Proceeds in Cash: Applicable; upon the occurrence of any type of proceed, Bonification, Dividend and/or Subscription of the Reference Asset, the Strike Pricei of each Optioni shall be automatically adjusted reflecting the situation in proceeds, as calculated by B3.

IV. Valor de Liquidação	IV.Settlement Amount

Para cada Opçãoi, o Valor de Liquidaçãoi será apurado de acordo com o Tipo de Opçãoi indicado na Tabela de Referência, nos seguintes termos:	For each Optioni the Settlement Amounti shall be calculated pursuant to the Type of Optioni described in the Reference Schedule, pursuant to the following terms:

i. Opção de Compra: Caso, na Data de Exercício, o Preço Final seja superior ao Preço de Exercícioi e, conseqüentemente, seja exercida a Opção da Operaçãoi, o montante a ser pago pelo Vendedor da Opçãoi ao Comprador da Opçãoi, na Data de Vencimento, corresponderá à diferença positiva entre o Preço Final e o Preço de Exercícioi, multiplicado pela Quantidadei, conforme a relação abaixo:	i. Call Option: If, in the Exercise Date, the Final Price is higher than the Strike Pricei and, as a result, the Option of the Transactioni is exercised, the amount to be paid by Seller of the Optioni to the Buyer of the Optioni on the Settlement Date shall be equivalent to the positive difference between the Final Price and the Strike Pricei multiplied by the Quantityi in accordance with the following:

Valor de Liquidaçãoi = Máx[(Preço Final – Preço de Exercícioi); 0] x Quantidadei	Settlement Amounti = Máx[(Final Price – Strike Pricei); 0] x Quantityi

ii. Opção de Venda: Caso, na Data de Exercício, o Preço Final seja inferior ao Preço de Exercícioi e, conseqüentemente, seja exercida a Opção da Operaçãoi, o montante a ser pago pelo Vendedor da Opçãoi ao Comprador da Opçãoi, na Data de Vencimento, corresponderá à diferença positiva entre o Preço de Exercícioi e o Preço Final, multiplicado pela Quantidadei, conforme a relação abaixo:	ii. Put Option: If, in the Exercise Date, the Final Price is lower than the Strike Pricei and, as a result, the Option of the Transactioni is exercised, the amount to be paid by Seller of the Optioni to the Buyer of the Optioni on the Settlement Date shall be equivalent to the positive difference between the Strike Pricei and the Final Price multiplied by the Quantityi in accordance with the following:

Valor de Liquidaçãoi = Máx[(Preço de Exercícioi - Preço Final); 0] x Quantidadei	Settlement Amounti = Máx[(Strike Pricei-Final Price); 0] x Quantityi

V. Eventos Extraordinários, Eventos de Rescisão Adicionais e Descontinuidade	V. Extraordinary Events, Additional Termination Events and Disruption

As Partes concordam que os eventos de rescisão descritos no Anexo I serão aplicáveis a esta Operação de Derivativo em conjunto com suas respectivas consequências.	The Parties agree that the termination events described in Schedule I shall be applicable to this Derivative Transaction, as well as the consequences described therein.

VI. Declarações:	VI. Representations

Em adição às declarações feitas no Contrato, e como condição para a celebração desta Confirmação, as Partes e o Garantidor, se aplicável, declaram individualmente:	In addition to the representations made in the Agreement, and as a condition to execute this Confirmation, the Parties and the Guarantor, if applicable, individually represents:

a. Que estão agindo por conta própria, tendo tomado de forma independente a decisão quanto a realizar a presente Operação de Derivativo, bem como quanto à adequação e conveniência da mesma, com base em critérios próprios e, na medida que cada uma considerou necessária, na opinião de seus próprios consultores;	a. That they are acting on its own account, and made an independent decision to enter in the Derivative Transactions, and that it made an independent decision regarding the appropriateness and convenience of the Transactions, based on its own consultants criteria;

b. Que não estão se baseando em qualquer comunicação (escrita ou verbal) da outra parte, ou de qualquer pessoa agindo em seu nome, como forma de orientação para investimento ou recomendação para participar da presente operação, ficando entendido que as informações e explicações relativas aos termos e condições desta ou de qualquer outra Operação de Derivativo, não deverão ser consideradas como orientação de investimento, nem como recomendação de participação;	b. That they are not relying on any (written or verbal) communication of the other party or of any other person acting on its behalf, as guidance for investments or recommendation to participate in this transaction, provided that the information and the clarifications relating to the terms and conditions of this or of any other Derivative Transaction shall not be considered as investment guidance nor as recommendation to participate;

c. Que nenhuma comunicação (escrita ou verbal), recebida de uma Parte, ou de qualquer pessoa agindo em seu nome, pela outra, será considerada como seguro ou garantia quanto à expectativa dos resultados previstos da Operação;	c. That no (written or verbal) communication received from a Party or from any other person acting on behalf of a Party will be considered as an assurance or guarantee as to the expectation of results that can be obtained by the Transaction;

d. Que têm conhecimento e experiência dentro do mercado de derivativos, suficientes para entender a estrutura de cada Operação de Derivativos, incluindo, sem limitação, os critérios determinados no Contrato para a apuração do Valor de Reposição, com os quais concordam sem restrições;	d. That have knowledge and experience within the derivatives market, enough to understand the structure of each Derivative Transaction, including, without limitation, the criteria set forth in the Agreement for the calculation of the Replacement Value, which agree with no restrictions;

e. Que estão cientes dos riscos inerentes às Operações de Derivativos e têm plena capacidade financeira para assumir as obrigações que venham a ser exigíveis em decorrência das Operações contratadas, mesmo nos piores cenários econômicos, bem como capacidade técnica e operacional para cumprir todas as obrigações estabelecidas no Contrato, no Apêndice e em quaisquer Confirmações;	e. That are aware of the risks inherent to the Derivatives Transactions and have full capacity to assume the obligations that become due as a result of the Transactions, even in the worst economic scenarios, as well as technical and operational capacity to fulfill all obligations established in the Agreement, the Schedule and in any of the Confirmations;

f. Que compreende que as Operações de Derivativos contidas nesta Confirmação são sujeitas a riscos complexos que podem ocorrer sem aviso e podem, por vezes, ser voláteis, e que perdas podem ocorrer rapidamente e em grandes magnitudes e está disposto a aceitar estes termos e condições e assumir (financeiramente ou de qualquer outra forma) estes riscos;	f. That understands that the Derivative Transactions contemplated herein are subject to complex risks which may occur without warning and may, at times, be volatile, and that losses may occur quickly and in proportions of great magnitude and that it is willing to accept such terms and conditions and undertake (financially or otherwise) such risks;

g. Que as declarações prestadas de acordo com a cláusula 4.1 do Contrato continuam plenamente válidas;	g. That the representations made in section 4.1 of the Agreement continue fully effective;

h. Que tiveram a oportunidade de discutir absolutamente todos os termos do Contrato, Apêndice e de cada Confirmação, incluindo, mas não se limitando, a forma de resolução de conflitos e os critérios de cálculo, assumindo total responsabilidade pelos mesmos;	h. That had the opportunity to fully discuss all of the terms of the Agreement, Schedule and of each of the Confirmations, including, but not limited to, the manner of conflict resolution and the calculation criteria, and that it assumes full responsibility therefor;

i. Que tiveram prévio acesso a todas as informações que julgavam necessárias à sua decisão independente de celebração do Contrato, Apêndice e de cada Operação de Derivativos;	i. That had prior access to all information considered required to make an independent decision to enter the Agreement, Schedule and each Derivative Transaction;

j. Que cada Operação de Derivativos tem para a Parte B o intuito de investimento ou proteção contra riscos financeiros a que esteja exposta, decorrentes de disparidades de taxas, índices ou preços, que referenciam seus direitos e/ou obrigações, de acordo com as normas aplicáveis e com suas políticas internas relativas à condução de seus negócios;	j. That for Party B each Derivative Transaction is intended as investment or hedging against financial risks to which it may be exposed, resulting from rates, indexes or prices, which reference its rights and/or obligations, according to applicable standards and to its internal business policies;

k. Que uma Parte não está agindo como agente fiduciário da outra Parte ou como sua assessora em relação a essa operação;	k. That a Party is not acting as trustee of the other Party, or as a consultant of the other Party regarding this transaction;

l. Que estão plenamente cientes de que todas e quaisquer obrigações pecuniárias decorrentes da celebração de Operações sob o Contrato, por suas próprias naturezas, estão sujeitas a efeitos decorrentes de fatores econômicos e/ou políticos, entre outros, que podem levar à oscilações bruscas na cotação entre moedas estrangeiras e a moeda corrente nacional, nos índices de preços, nos índices inflacionários, nas taxas de juros, no valor de ações negociadas em bolsa, entre outros e que podem produzir alterações relevantes nas obrigações pecuniárias assumidas. Diante disso, as Partes reconhecem desde já serem tais circunstâncias próprias e inerentes a Operações de Derivativos, sendo, pois, referidas oscilações e alterações previsíveis e até esperadas para todos os fins e efeitos;	l. That are fully aware that any and all pecuniary obligations arising out of the Transactions under the Agreement are inherently subject to the effects of economic and/or political and other factors that may lead to sudden oscillations in the quotation between foreign currencies and the domestic currency, in price indices, in inflation indices, interest rates, the price of shares traded in the stock exchange and other indices, and that they may lead to relevant changes in the pecuniary obligations assumed. Therefore, the Parties hereby admit that such circumstances are inherent to Derivative Transactions, and the said oscillations and changes are foreseeable and even expected for all purposes and effects;

m. Que diante da possibilidade de ocorrência das oscilações e variações mencionadas na alínea anterior, as Partes reconhecem sua plena ciência de que o eventual aumento abrupto e significativo do valor das obrigações assumidas não poderá ser tipificado como espécie de onerosidade excessiva para o fim de escusá-la do cumprimento de suas obrigações;	m. That in view of the possible occurrence of the oscillations and changes dealt with in the previous item, the Parties admit that they are fully aware that any sudden and significant increase in the amount of the obligations assumed may not be described as a type of disproportionate burden intended to discharge it from the performance thereof;

n. Que a celebração da Operação de Derivativos não é realizada com fundamento ou mediante conhecimento de qualquer informação privilegiada, relevante ou sigilosa relativa ao Emissor ou ao Ativo de Referência e/ou demais ações ou valores mobiliários de emissão do Emissor;	n. That the execution of the Derivative Transaction is not with the knowledge or based upon any privileged information, relevant or confidential, related to the Issuer or to the Reference Asset and/or other shares or securities issued by the Issuer;

o. Que observará as disposições da Instrução CVM nº 358, de 3 de janeiro de 2002, conforme alterada, no tocante a dever de sigilo, vedações à negociação e reporte de informações;	o. That it will comply with the provisions of CVM Ruling no. 358, of January 3, 2002, as amended, with respect to the confidentiality obligations, prohibitions to trade and report of information;

p. Que buscaram aconselhamento de seus próprios consultores fiscais, jurídicos e contábeis, no intuito de tomar uma decisão independente sobre a contratação da presente Operação;	p. That it sought the guidance of its own fiscal, legal, and accounting consultants in order to make an independent decision to enter on this Transaction;

q. No caso de o Ativo de Referência ser negociado nos Estados Unidos, que a Parte B não é, não foi e não será uma “affiliate” (nos termos da Rule 405 e da Rule 144, no âmbito do Securities Act de 1933, conforme alterado) dos Emissores Relevantes, nos três meses anteriores à Data de Negociação e até a Data de Vencimento; e a Parte B não está, na Data de Negociação ou em qualquer data em que as Partes concordem em alterar ou vencer antecipadamente a Operação, em posse de informação privilegiada (material non-public information) com respeito aos Emissores Relevantes ou a quaisquer ativos ou valores mobiliárias emitidos pelos Emissores Relevantes. Para os fins da presente declaração, “Emissores Relevantes” significam cada instituição emissora dos valores mobiliários que compõem um Ativo. A despeito de qualquer disposição em contrário no Contrato, será um Evento de Rescisão Adicional sob o Contrato se a Parte B quebrar quaisquer declarações, garantias e obrigações ora assumidas nesta declaração, sendo certo que nessa hipótese a Parte B será a única Parte Afetada e esta Operação será uma Operação Terminada;	q. In case the Reference Asset is traded in the United States, that Party B is not, was not and will not be an “affiliate” (pursuant to Rule 405 and Rule 144 under the Securities Act of 1933, as amended) of the Relevant Issuers, in the three months preceding the Trade Date and until the Settlement Date; and Party B is not, on the Trade Date or any date in which the Parties agree to change of accelerate the Transaction, in possession of material non-public information with respect to Relevant Issuers or any assets or securities issued by Relevant issuers. For purposes of this representation, “Relevant Issuers” are issuing institutions of securities related to an Asset. Notwithstanding anything in contrary in the Agreement, it shall be an Additional Termination Event under the Agreement if Party B breaks any representations made herein, provided that in this case Party B shall be the only Affected Party and this Transaction will be a Terminated Transaction;

r. Que irá tempestivamente notificar, divulgar ou publicar quaisquer informações sobre a Operação de Derivativo que sejam exigidas por reguladores, bolsas de valores ou pelo Emissor, incluindo, sem limitação, realizando quaisquer divulgação exigidas sob a Section 13(d) ou Section 13(g) do U.S. Securities Exchange Act of 1934, conforme aditado, e sob as regras e regulações ali previstas (“Exchange Act”), com relação às Ações de Referência ou Emissor; e a Parte B concorda em dar anúncio prévio para a Parte A sobre qualquer arquivamento público sobre a Operação ou sobre o nome da Parte A e fornecer à Parte A cópias de quaisquer relatórios razoavelmente antes do protocolo do mesmo e com oportunidade razoável para comentários e, se solicitado pela Parte A, usar esforços razoáveis para buscar tratamento confidencial de qualquer informação que a Parte A considere proprietária ou sensível para seus negócios;	r. That will timely notify, disclose or publish any information on the Derivative Transaction which is required by regulators, stock exchanges or by the Issuer, including, without limitation, making, any reports required to filed pursuant to Section 13(d) or Section 13(g) of the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) with respect to the Reference Shares or the Issuer; and Party B agrees to give prior notice to Party A of any public filing regarding the Transaction or the name of Party A and provide Party A with a copy of any report a reasonable period of time prior to filing thereof and a reasonable opportunity to comment thereon, and shall, if requested by Party A, use reasonable efforts to seek confidential treatment of any information therein that Party A considers to be proprietary or sensitive business information;

s. Que não irá ao longo do período de vigência desta Operação de Derivativo agir de nenhuma forma que tenha como objetivo unicamente alterar o preço da Ação ou para criar uma falsa aparência de liquidez ou atividade de negociação e que a Parte B cuidará para que cada Pessoa Relacionada também cumpra com tal exigência;	s. That it will not, throughout the term of this Derivative Transaction, act with the sole objective of changing the price of the Share or to create a false liquidity or trading activity and that Party B will cause that Related Parties also comply with this requirement;

t. Que reconhece que a Parte A, o seu acionista controlador, direto ou indireto, suas subsidiárias e todas as sociedades controladas direta ou indiretamente pelo mesmo controlador (“Afiliadas”) poderão de boa-fé (a) envolver-se em operações de negociação (incluindo atividades de hedge) com relação à Ação, direta ou indiretamente, e outros instrumentos ou produtos derivativos baseados em ou relacionados à Ação para sua/suas operações proprietárias ou para outras contas sob sua administração; ou (b) emitir outros instrumentos derivativos com relação à Ação, sem que qualquer uma dessas atividades possa ser levantada como motivo para a Parte B questionar os valores devidos nesta Operação de Derivativo; e	t. That it recognizes that Party A, its direct or indirect controlling shareholder, its subsidiaries and all companies directly or indirectly controlled by the same controlling shareholder (“Affiliates”) may, in good faith (a) get involved in transactions (including hedging activities) with respect to the Share, directly or indirectly, and other derivative instruments or products based or related to the Share for their own transactions or for other accounts under their management; or (b) issue other derivative instruments related to the Share, without any such activities being understood as a reason for Party B to challenge the amounts owed under this Derivative Transaction; and

u. Que o valor de Prêmio está economicamente vinculado à Operação de Derivativo como um todo, incluindo todo e qualquer Valor de Liquidação pago por uma das Partes, de tal forma que o valor pago do prêmio faz parte do equilíbrio econômico-financeiro da Operação de Derivativo. Portanto, o valor pago a título de prêmio não será devolvido em nenhuma hipótese, ainda que o resultado da Operação de Derivativo seja desfavorável à Parte que pagou o Prêmio.	u. That the Premium amount is economically linked to the Derivative Transaction as a whole, including any and all Settlement Amount paid by one of the Parties, in a manner that the amounts paid under the premium are part of the financial and economic balance of the Derivative Transaction. Therefore, the amounts paid as premium shall not be returned under any circumstances, even if the result of the Derivative Transaction is not favorable to the Party that paid the Premium.

v.       Que, com relação à Parte B:

(i)           não está celebrado a Operação de Derivativos com o propósito ou efeito de alterar ou influenciar o controle da Emissora, nem em conexão ou como participante de qualquer outra operação ou série de operações cujo objetivo ou efeito (incluindo, mas não se limitando, direta ou indiretamente, via o uso de trust, procurador, pooling arangements, ou qualquer outro contrato, arranjo ou dispositivo (“Arranjo de Titularidade”);

(ii)         não deverá adquirir quisquer valores mobiliários do Emissor ou celebrar qualquer operação ou série de operações (incluindo, mas não se limitando, direta ou indiretamente, via Arranjo de Titularidade) ou tomar qualquer ação com o propósito ou efeito de alterar ou influenciar o controle do Emissor (“Ação Proibida”). Para que não restem dúvidas, não será considerada uma Ação Proibida da Parte B a mera aquisição de valores mobiliários do Emissor, o exercício de direito de voto de Ações que possua ou solicitação de diálogos privados com a administração ou diretoria do Emissor, mas deverá ser considerada uma Ação Proibida (i) o anúncio público, divulgação ou publicação (pela Parte B ou qualquer entidade com que tenha formado um “grupo” nos termos da Section 13 do Exchange Act ou Arranjo de Titularidade (suas “Afiliadas Ativistas”)) de, por parte da Parte B ou suas Afiliadas Ativistas, propostas, críticas ou sgestões sobre o emissor, cartas à administração ou diretoria do Emissor ou cartas a acionistas do Emissor; (ii) engajar em proxy fight com o Emissor por meio da proposição de um ou mais administradores para o conselho de administração do Emissor e por meio da solicitação de procurações para eleição de tais administradores, (iii) a realização ou participação em qualquer “oferta hostil” pelo Emissor, (iv) ameaçar a administração ou diretoria do Emissor de quaisquer atos aqui descritos ou (v) aceitar (ou fazer com que um diretor aceite) a posição de diretor ou administrador do Emissor

(iii)       A Operação (incluindo, para fins da declaração neste item (iii), qualquer atividade de hedge ou liquidação pela Parte A (ou suas affiliadas) na Operação) não viola e não violará a Rule 14e-3 sob o Exchange Act e (ii) não tomou (considerando-se a Operação) “medida substancial ou medidas” (conforme definido na Rule 14e-3 sob o Exchange Act) para iniciar uma oferta de aquisição de ações.

v.             That, for Party B:

(i) it is not entering into the Derivative Transaction with the purpose nor with the effect of changing or influencing control of the Issuer, nor in connection with or as a participant in any other transaction or series of transactions having such purpose or effect (including, but not limited to, directly or indirectly via the use of any trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device (an “Ownership Arrangement”);

(ii) it shall not acquire any securities of the Issuer or enter into any other transaction or series of transactions (including, but not limited to, directly or indirectly via any Ownership Arrangement) or take any other action with the purpose or the effect of changing or influencing control of the Issuer (a “Prohibited Action”). For the avoidance of doubt, Party B shall not be deemed to have taken a Prohibited Action solely by reason of acquiring securities of the Issuer, voting any Shares it may own, or requesting and engaging in private dialogue with the Issuer’s management or board of directors, but shall be deemed to have taken a Prohibited Action upon (i) the public announcement, disclosure or publication (by Party B or any person or entity with whom it has formed a “group” within the meaning of Section 13 under the Exchange Act or Ownership Arrangement (its “Activist Affiliates”)) of it or its Activist Affiliates’ proposals, criticisms, or suggestions regarding the Issuer, letter(s) to management or the board of directors of the Issuer, or letter(s) to shareholders of the Issuer, (ii) engaging in a proxy fight with the Issuer by means of proposing one or more directors to the Issuer’s board and solicitation of proxies for the election of such proposed directors, (iii) making or participating in any “hostile offer” for the Issuer, (iv) threatening management or the board of directors of the Issuer of any of the foregoing or the taking of any action related to the foregoing or (v) accepting (or having an officer accept) a position as an officer or director of the Issuer;

(iii) the Transaction (including, for purposes of the representation in this clause (iii), any hedging and settlement activity by Party A (or its affiliates) in respect of the Transaction) does not and will not violate Rule 14e-3 under the Exchange Act, and (ii) it has not (taking into account the Transaction) taken “a substantial step or steps” (within the meaning of Rule 14e-3 under the Exchange Act) toward commencing a tender offer.

VII. Ratificação	VII. Ratification

A presente Confirmação é parte integrante e inseparável do Contrato, motivo pelo qual as Partes ratificam, nesta oportunidade, todos os termos nele previstos.	This Confirmation is an integral and inseparable part of the Agreement, reason for which the Parties hereby ratify all terms set forth in the Agreement.

E por estarem assim, justas e contratadas, as Partes, por seus representantes legais devidamente constituídos e com poderes para celebrar Operações de Derivativos, assinam a presente Confirmação em 2 (duas) vias de igual teor e forma, para o mesmo fim, juntamente com as testemunhas abaixo.	Being so certain and adjusted the Parties, represented by their duly appointed legal representatives with the required powers to execute Derivative Transactions, sign this Confirmation in two counterparts of the same content and form as well as for the same purpose, together with the witnesses below.

São Paulo, 02 de junho de 2021.	São Paulo, June 02, 2021

[A próxima página contém as assinaturas da Confirmação de Operação de Derivativo]	[The next page is the execution page of the Derivative Transaction Confirmation]

[Página de assinaturas da Confirmação de Operação de Derivativo celebrada entre Banco J.P. Morgan S.A. e Marfrig Global Foods S.A.]	[Execution page of the Derivative Transaction Confirmation entered into by and between Banco J.P. Morgan S.A. and Marfrig Global Foods]

BANCO J.P. MORGAN S.A.

Por / By:	Por / By:
Nome / Name:	Nome / Name:
Cargo / Title:	Cargo / Title:

[Página de assinaturas da Confirmação de Operação de Derivativo celebrada entre Banco J.P. Morgan S.A. e Marfrig Global Foods S.A.]	[Execution page of the Derivative Transaction Confirmation entered into by and between Banco J.P. Morgan S.A. and Marfrig Global Foods]

MARFRIG GLOBAL FOODS S.A.

Por / By:	Por / By:
Nome / Name:	Nome / Name:
Cargo / Title:	Cargo / Title:

Ao assinar a presente Confirmação, os representantes legais das Partes acima identificados, declaram, expressa e irrevogavelmente, que possuem poderes suficientes para representar as Partes na contratação da presente Operação de Derivativo.	As they execute this Confirmation, the legal representatives of the Parties identified above expressly and irrevocably represent that they have the necessary powers to represent the Parties in the execution of each Derivative Transaction.

[Página de assinaturas da Confirmação de Operação de Derivativo celebrada entre Banco J.P. Morgan S.A. e Marfrig Global Foods S.A.]	[Execution page of the Derivative Transaction Confirmation entered into by and between Banco J.P. Morgan S.A. and Marfrig Global Foods]

Testemunhas / Witnesses:

1. -	2. -
Nome / Name:	Nome / Name:
RG / ID:	RG / ID:

ANEXO I Termos e Condições Aplicáveis à Confirmação de Derivativo	ANNEX I Terms and Conditions Applicable to the Derivative Confirmation

I Evento de Potencial Ajuste	I - Potential adjustment event

“Evento de Potencial Ajuste” significa a ocorrência de qualquer um dos seguintes eventos: (i) uma subdivisão, consolidação ou reclassificação das Ações relevantes (salvo resultando em Evento de Incorporação/Fusão), ou uma distribuição de dividendos das referidas Ações para detentores existentes por meio de bônus, capitalização ou emissão similar; (ii) uma distribuição, emissão ou dividendo para detentores das Ações na forma de (A) novas Ações, ou (B) outro capital social ou títulos e valores mobiliários que concedam o direito ao recebimento de dividendos e/ou os recursos decorrentes de liquidação do Emissor de forma igual e proporcional aos recursos que seriam devidos aos detentores dessas Ações, ou (C) ativos representativos de capital social ou outros títulos e valores mobiliários de outro emissor adquiridos ou de propriedade (direta ou indireta) do Emissor devido a uma cisão ou outra operação similar, ou (D) qualquer outro tipo de títulos ou valores mobiliários, direitos, bônus de subscrição ou outros ativos, em qualquer caso, para pagamento (em dinheiro ou outro tipo de remuneração) inferior ao preço de mercado vigente, conforme determinado pelo Agente de Cálculo; (iii) uma opção de compra (call) pelo Emissor das Ações relevantes que não foram totalmente integralizadas; (iv) uma recompra pelo Emissor ou por qualquer uma de suas subsidiárias das Ações relevantes, seja por lucros ou capital e seja a contraprestação em dinheiro, valores mobiliários ou de qualquer outra forma; (v) com relação ao Emissor, um evento que resulte na distribuição de quaisquer direitos de quaisquer acionistas ou a sua separação das ações ordinárias ou outras ações do Emissor, de acordo com um plano de proteção aos direitos dos acionistas ou acordo direcionado contra aquisições hostis na ocorrência de certos eventos para a distribuição de ações preferenciais, bônus de subscrição, instrumentos de dívida ou direitos acionários em valor abaixo do valor de mercado, conforme determinado pelo Agente de Cálculo, desde que qualquer ajuste realizado em decorrência do referido evento seja reajustado no resgate/amortização de tais direitos; ou (vi) qualquer outro evento que possa ter um efeito de dispersão ou concentração no valor hipotético das Ações relevantes.	"Potential Adjustment Event" means the occurrence of any of the following events: (i) a subdivision, consolidation or reclassification of the relevant Shares (except resulting in an Incorporation/Merger Event), or a distribution of dividends from such Shares to existing holders through bonuses, capitalization or similar issuance; (ii) a distribution, issuance or dividend to holders of the Shares in the form of (A) new Shares, or (B) other share capital or securities that grant the right to receive dividends and/or the resources arising from the settlement of the Issuer in an equal and proportional manner to the resources that would be owed to the holders of those Shares, or (C) assets representing equity or other securities of another issuer acquired or owned (directly or indirectly) from the Issuer due to a split or other similar transaction, or (D) any other type of securities, rights, subscription bonuses or other assets, in any case, for payment (in cash or other type of remuneration) lower than the prevailing market price, as determined by the Calculation Agent; (iii) a call option by the Issuer of the relevant Shares that has not been fully paid in; (iv) a repurchase by the Issuer or any of its subsidiaries of the relevant Shares, whether for profits or capital and whether it is the payment in cash, securities or otherwise; (v) with respect to the Issuer, an event resulting in the distribution of any rights of any shareholders or their separation from the common shares or other shares of the Issuer, in accordance with a plan to protect the rights of shareholders or an agreement directed against hostile acquisitions in the event of certain events for the distribution of preferred shares, subscription bonuses, debt instruments or stock rights in value below market value, as determined by the Calculating Agent, provided that any adjustment made as a result of said event is adjusted in the redemption/amortization of such rights; or (vi) any other event that may have a dispersion or concentration effect on the hypothetical value of the relevant Shares.

Consequências de Eventos de Potencial Ajuste:	Consequences of Potential Adjustment Events:

Uma vez informado pelo Emissor ou que tenham se tornado de conhecimento público, os termos de qualquer Evento de Potencial Ajuste com relação à Confirmação, as Partes, de comum acordo, poderão ajustar os termos da Confirmação para que tal Confirmação reflita corretamente os efeitos econômicos do respectivo Evento de Potencial Ajuste.	Once informed by the Issuer or made publicly aware, the terms of any Potential Adjustment Event with respect to Confirmation, the Parties may, by common agreement, adjust the terms of the Confirmation so that such Confirmation correctly reflects the economic effects of the respective Potential Adjustment Event.

As Partes desde já acordam que eventuais custos e despesas incorridos pelo Agente de Cálculo em razão dos referidos ajustes aos termos da Confirmação serão arcados pela Parte B.	The Parties hereby agree that any costs and expenses incurred by the Calculating Agent due to such adjustments to the terms of the Confirmation shall be borne by Party B.

O não acordo entre as Partes acerca do ajuste aos termos da Confirmação, em até 10 (dez) Dias Úteis contados da ocorrência do Evento de Potencial Ajuste será um Evento de Rescisão Adicional, nos termos do Contrato, aplicável à Parte B. A Data de Vencimento Antecipado será o primeiro Dia Útil subsequente à data da ocorrência do Evento de Rescisão Adicional.	Non-agreement between the Parties regarding the adjustment to the terms of the Confirmation within ten (10) Business Days from the occurrence of the Potential Adjustment Event shall be an Additional Termination Event, pursuant to the Agreement, applicable to Party B. The Early Termination Date will be the first Business Day following the date of the Occurrence of the Additional Termination Event.

II. Eventos Extraordinários:	II. Extraordinary Events:

Constituirão Eventos Extraordinários a ocorrência de um Evento de Incorporação/Fusão e/ou uma Oferta para Compra de Ações. Na ocorrência de um Evento Extraordinário, as Partes, de comum acordo, poderão ajustar os termos da Confirmação para que tal Confirmação reflita corretamente os efeitos econômicos do respectivo Evento de Incorporação/Fusão e/ou Oferta para Compra de Ações.	Extraordinary Events will comprise the occurrence of an Incorporation/Merger Event and/or a Tender Offer. In the event of an Extraordinary Event, the Parties may, by common agreement, adjust the terms of the Confirmation so that such Confirmation correctly reflects the economic effects of the respective Merger/Merger event and/or Tender Offer.

As Partes desde já acordam que eventuais custos e despesas incorridos pelo Agente de Cálculo em razão dos referidos ajustes aos termos da Confirmação serão arcados pela Parte B.	The Parties hereby agree that any costs and expenses incurred by the Calculating Agent due to such adjustments to the terms of the Confirmation shall be borne by Party B.

O não acordo entre as Partes acerca do ajuste aos termos da Confirmação, em até 10 (dez) dias contados da ocorrência do Evento de Incorporação/Fusão e/ou da Oferta para Compra de Ações, será um Evento de Rescisão Adicional, nos termos do Contrato, aplicável à Parte B. A Data de Vencimento Antecipado será o primeiro Dia Útil subsequente à data de ocorrência do Evento de Rescisão Adicional.	Non-agreement between the Parties regarding the adjustment to the terms of the Confirmation, within ten (10) days of the occurrence of the Merger Event and/or the Tender Offer, shall be an Additional Termination Event pursuant to the Agreement, applicable to Party B. The Early Termination Date shall be the first Business Day following the date of occurrence of the Additional Termination Event.

"Evento de Incorporação/Fusão" significa, com relação a quaisquer Ações, qualquer evento de incorporação, fusão ou cisão, conforme respectivamente definidos na legislação aplicável. Adicionalmente, também será considerado Evento de Incorporação/Fusão o anúncio público (i) por qualquer entidade de qualquer operação ou evento, se consumadas, causariam a incorporação, fusão ou cisão com relação ao Emissor; ou (ii) pela Parte B, sobre a intenção de buscar ou celebrar alternativas estratégicas ou empreendimento semelhante que inclua um Evento de Incorporação/Fusão.	"Incorporation/Merger Event" means, with respect to any Shares, any incorporation, merger or spin-off event, as respectively defined in applicable law. Additionally, it shall also be considered an Incorporation/Merger Event the public announcement (i) by any entity of any transaction or event that if completed would constitute an incorporation, merger or spin-off with respect to Issuer; or (ii) by Party B of an intention to solicit or enter into, or to explore strategic alternatives or other similar undertaking that may include an Incorporation/Merger Event.

"Oferta para Compra de Ações" significa uma oferta para compra de Ações, oferta de permuta, solicitação, proposta ou outro evento por qualquer pessoa física ou jurídica que resulte na compra de Ações ou, ainda, na obtenção ou no direito de obtenção, através de conversão ou outros meios, de no mínimo 10% (dez por cento) e no máximo 100% (cem por cento) das Ações em circulação do Emissor, conforme determinado pelo Agente de Cálculo, com base nos registros existentes nos órgãos responsáveis. Adicionalmente, também será considerado Oferta para Compra de Ações o anúncio público (i) por qualquer entidade sobre a intenção de comprar ou adquirir o número determinado de Ações que, se consumadas, causariam uma Oferta para Compra de Ações; ou (ii) pela Parte B, sobre a intenção de buscar ou celebrar alternativas estratégicas ou empreendimento semelhante que inclua uma Oferta para Compra de Ações.	"Tender Offer" means an offer to purchase Shares, offer of exchange, solicitation, proposal or other event by any natural or legal person that results in the purchase of Shares or, furthermore, in obtaining or the right to obtain, through conversion or other means, at least 10% (ten percent) and a maximum of 100% (one hundred percent) of the outstanding Shares of the Issuer, as determined by the Calculation Agent, based on the records existing in the responsible bodies. Additionally, it shall also be considered a Tender offer the public announcement (i) by any entity of any intention to purchase or otherwise obtain the requisite number of Shares (whether or not subsequently amended) that if completed would constitute a Tender Offer; or (ii) by Party B of an intention to solicit or enter into, or to explore strategic alternatives or other similar undertaking that may include a Tender Offer.

III. Nacionalização, Insolvência ou Fechamento de Capital.	III. Nationalization, Insolvency or Delisting.

A ocorrência de uma Nacionalização, Insolvência ou Fechamento de Capital do Emissor será considerado um Evento de Rescisão Adicional, nos termos do Contrato, aplicável à Parte B. A Data de Vencimento Antecipado será a data do anúncio público da Nacionalização, Insolvência ou Fechamento de Capital, conforme o caso.	The occurrence of a Nationalization, Insolvency or Delisting of the Issuer shall be considered an Additional Termination Event, pursuant to the Agreement, applicable to Party B. The Early Termination Date shall be the date of the public announcement of the Nationalization, Insolvency or Delisting, as the case may be.

"Nacionalização" significa que todas as Ações, ou parte considerável das Ações, ou os ativos ou parte considerável dos ativos do Emissor, sejam estatizados, expropriados ou transferidos, por qualquer outra forma, para uma agência, autoridade ou entidade governamental.	"Nationalization" means that all Shares, or a considerable portion of the Shares, or the assets or considerable part of the Issuer's assets, are nationalized, expropriated or transferred, in any other way, to an agency, authority or governmental entity.

"Insolvência" significa a ocorrência de evento de insolvência, liquidação judicial ou extrajudicial, recuperação judicial ou extrajudicial, falência, intervenção, dissolução ou qualquer outro evento análogo afetando o Emissor que resulte (i) na transferência de todas as Ações para um administrador, interventor ou agente semelhante, ou (ii) na proibição de transferência, alienação ou qualquer forma de disposição das Ações por seus detentores.	"Insolvency" means the occurrence of insolvency, judicial or out-of-court liquidation, judicial or extrajudicial recovery, bankruptcy, intervention, dissolution or any other similar event affecting the Issuer resulting in (i) the transfer of the Shares to an administrator, intervenor or similar agent, or (ii) in the prohibition of transfer, disposal or any form of disposition of the Shares by its holders.

"Fechamento de Capital" significa o anúncio, pela Bolsa de Valores, que, conforme suas normas, as Ações não serão mais listadas, negociadas ou cotadas publicamente na Bolsa de Valores por qualquer razão (exceto em caso de um Evento de Incorporação/Fusão ou Oferta para Compra de Ações).	"Delisting" means the announcement by the Stock Exchange that, according to its rules, the Shares will no longer be listed, traded or publicly listed on the Stock Exchange for any reason (other than an Incorporation/Merger Event or Stock Offer).

O Agente de Cálculo, de boa-fé e de forma comercialmente razoável, deverá calcular o valor devido e determinar qual Parte será responsável pelo seu pagamento, de acordo com os critérios estabelecidos na Confirmação.	The Calculating Agent, in good faith and in a commercially reasonable manner, shall calculate the amount due and determine which Party will be responsible for its payment, in accordance with the criteria set out in the Confirmation.

IV. Eventos de Interrupção de Mercado:	IV. Market Disruption Events:

O Agente de Cálculo verificará se houve a ocorrência de um Evento de Interrupção de Mercado e definirá, a seu exclusivo critério, se poderá ajustar os termos da Confirmação para que tal Confirmação reflita corretamente os efeitos econômicos do respectivo Evento de Interrupção de Mercado ou, caso entenda que isso não é possível, a ocorrência do referido Evento de Interrupção de Mercado resultará em um Evento de Rescisão Adicional, nos termos do Contrato, aplicável à Parte B. A Data de Vencimento Antecipado será o primeiro Dia Útil subsequente à data em que o Agente de Cálculo comunicar as Partes sobre a impossibilidade de refletir os efeitos econômicos do Evento de Interrupção de Mercado na Confirmação.	The Calculation Agent shall verify whether there has been a Market Disruption Event and shall define, in its sole discretion, whether it may adjust the terms of the Confirmation so that such Confirmation correctly reflects the economic effects of the respective Market Disruption Event or, if it considers that this is not possible, the occurrence of said Market Disruption Event shall be deemed an Additional Termination Event, pursuant to the Agreement, applicable to Party B. The Early Termination Date shall be the first Business Day following the date on which the Calculation Agent informs the Parties of the impossibility of reflecting the economic effects of the Market Disruption Event on the Confirmation.

As Partes desde já acordam que eventuais custos e despesas incorridos pelo Agente de Cálculo em razão dos referidos ajustes aos termos da Confirmação serão arcados pela Parte B.	The Parties hereby agree that any costs and expenses incurred by the Calculating Agent due to such adjustments to the terms of the Confirmation shall be borne by Party B.

"Evento de Interrupção de Mercado" significa, com relação a uma Ação, a ocorrência ou existência de (i) uma Interrupção na Negociação; (ii) uma Interrupção na Bolsa de Valores; ou (iii) um Fechamento Antecipado, que, a exclusivo critério do Agente de Cálculo, seja relevante.	"Market Disruption Event " means, with respect to a Share, the occurrence or existence of (i) a Disruption in Trading; (ii) an Disruption on the Stock Exchange; or (iii) an Early Closing, which, in the sole discretion of the Calculation Agent is relevant.

"Interrupção na Negociação" significa qualquer suspensão ou limitação imposta à negociação pela Bolsa de Valores em virtude de variações dos limites excedidos de preço, conforme permitidos pela Bolsa de Valores, ou, de qualquer outra forma, (i) relacionado à negociação da Ação na Bolsa de Valores, ou (ii) relacionado à negociação de contratos de futuros e opções relacionados à Ação.	"Disruption in Trading" means any suspension or limitation imposed on trading by the Stock Exchange due to variations in the exceeded price limits, as permitted by the Stock Exchange, or otherwise (i) related to trading the Stock Exchange, or (ii) related to the trading of futures contracts and options related to the Stock.

“Interrupção na Bolsa de Valores” significa qualquer evento (exceto um Fechamento Antecipado) que interrompa ou prejudique (conforme determinado pelo Agente de Cálculo, a seu exclusivo critério) a habilidade dos participantes do mercado em geral de efetuar (i) operações, ou obter valores de mercado para as Ações na Bolsa de Valores, ou (ii) operações, ou obter valores de mercado para contratos de futuros ou opções relacionados à Ação.	"Disruption on the Stock Exchange" means any event (except an Early Closing) that interrupts or impairs (as determined by the Calculation Agent at its sole discretion) the ability of market participants in general to perform (i) transactions, or obtain market values for the Shares on the Stock Exchange, or (ii) transactions, or obtain market values for futures contracts or options related to the Stock.

"Fechamento Antecipado" significa o fechamento da Bolsa de Valores em momento anterior ao período agendado para liquidação na Confirmação, exceto se um fechamento antecipado for anunciado pela Bolsa de Valores, pelo menos, uma hora antes do (i) efetivo período de fechamento do pregão na Bolsa de Valores, e (ii) do prazo final para submissão de ordens no sistema da Bolsa de Valores na Data de Exercício.	"Early Closing" means the closing of the Stock Exchange at the time prior to the period scheduled for settlement on the Confirmation, unless an early closing is announced by the Stock Exchange at least one hour before the (i) effective closing period of the trading session on the Stock Exchange, and (ii) the deadline for submission of orders in the Stock Exchange system on the Exercise Date.

V. Eventos de Interrupção Adicionais:	V. Additional Disruption Events:

A ocorrência de qualquer um dos Eventos de Interrupção Adicionais descritos abaixo implicará na ocorrência de um Evento de Rescisão Adicional, nos termos do Contrato, aplicável à Parte B. A Data de Vencimento Antecipado será o primeiro Dia Útil subsequente à data de ocorrência do Evento de Rescisão Adicional.	The occurrence of any of the Additional Disruption Events described below will result in the occurrence of an Additional Termination Event pursuant to the Agreement applicable to Party B. The Early Termination Date will be the first Business Day following the date of occurrence of the Additional Termination Event.

“Mudança da Lei” significa que na Data de Negociação ou posteriormente (A) em virtude da adoção ou de qualquer mudança na legislação ou regulamentação aplicável (incluindo, mas sem limitação, qualquer lei ou norma tributária) ou (B) em virtude da promulgação ou qualquer alteração na interpretação dos fóruns, tribunais ou autoridades regulatórias com jurisdição competente em relação à legislação ou regulamentação aplicável (incluindo qualquer ação tomada pelas autoridades fiscais), uma das Partes determine, de boa-fé, que (x) é ilegal deter, adquirir ou alienar as Ações ou qualquer “hedge” relacionadas a tal operação, ou (y) irá incorrer em um aumento considerável no custo para realização de suas obrigações na operação (incluindo, mas sem limitação, em virtude de um aumento das contingências tributárias, redução de benefícios tributários ou outro efeito adverso relativo à área tributária).	"Change of Law" means that on the Trade Date or subsequently (A) by virtue of the adoption or any change in applicable legislation or regulations (including, but not limited to, any law or tax rule) or (B) by virtue of the enactment or any change in the interpretation of the forums, courts or regulatory authorities with competent jurisdiction in relation to applicable law or regulation (including any action taken by the tax authorities), one of the Parties determines, in good faith, that (x) itis illegal to hold, acquire or dispose of the Shares or any "hedge" related to such transaction, or (y) will incur a considerable increase in the cost of performing its obligations in the transaction (including, but not limited to, due to an increase in tax contingencies, reduction of tax benefits or other adverse effect relating to the tax area).

“Interrupção do Hedge” significa que a Parte A está impossibilitada, após utilização de esforços comerciais razoáveis, de (A) adquirir, estabelecer, reestabelecer, substituir, manter, terminar ou alienar qualquer operação(ões) ou ativo(s) que considere necessário para proteger os riscos no cumprimento de suas obrigações na Operação, ou (B) realizar, recuperar ou remeter os recursos de qualquer uma das referidas operações ou ativos.	"Disruption of Hedge" means that Party A is unable, after using reasonable commercial efforts, to (A) acquire, establish, re-establish, replace, maintain, terminate or dispose of any operation(s) or assets it deems necessary to protect risks in the performance of its obligations in the relevant Transaction, or (B) to perform, recover or remit the resources of any such transaction or assets.

“Aumento no Custo do Hedge” significa que a Parte A irá incorrer em um aumento substancial (se comparado com as circunstâncias existentes na Data de Negociação) no valor referente aos tributos, obrigações, despesas e taxas (outras além das taxas de corretagem) para (A) adquirir, estabelecer, reestabelecer, substituir, manter, terminar ou alienar qualquer operação(ões) ou ativo(s) que considere necessário para proteger os riscos no cumprimento de suas obrigações na Operação, ou (B) realizar, recuperar ou remeter os recursos decorrentes de qualquer uma das referidas operações ou ativos, desde que referido aumento substancial não tenha sido incorrido única e exclusivamente em virtude da deterioração da capacidade de crédito da Parte A, o que não será considerado evento de “Aumento no Custo do Hedge”.	"Increase in the Cost of Hedge" means that Part A will incur a substantial increase (compared to the circumstances in the Trading Date) in the amount relating to taxes, obligations, expenses and fees (other than brokerage fees) to (A) acquire, establish, reestablish, replace, maintain, terminate or dispose of any operation(s) or asset(s) that it deems necessary to protect risks in the performance of its obligations in the Transaction, or (B) to perform, recover or remit the resources arising from any of such operations or assets, provided that such substantial increase has not been incurred solely and exclusively due to the deterioration of the credit capacity of Party A, which shall not be considered an event of "Increase in the cost of Hedge".

ANEXO II Tabela de Referência	ANNEX II Reference Schedule

Opçãoi	Quantidadei	Data de Vencimentoi	Tipo de Opçãoi	Comprador da Opçãoi	Vendedor da Opçãoi	Prêmioi	Preço de Exercícioi
Optioni	Quantityi	Settlement Datei	Type of Optioni	Buyer of the Optioni	Seller of the Optioni	Premiumi	Strike Pricei
1	136752	05-set-24	Compra	Parte A	Parte B	BRL 3.6880	BRL 37.38
2	136752	06-set-24	Compra	Parte A	Parte B	BRL 3.6926	BRL 37.38
3	136752	09-set-24	Compra	Parte A	Parte B	BRL 3.6975	BRL 37.38
4	136752	10-set-24	Compra	Parte A	Parte B	BRL 3.7021	BRL 37.38
5	136752	11-set-24	Compra	Parte A	Parte B	BRL 3.7067	BRL 37.38
6	136752	12-set-24	Compra	Parte A	Parte B	BRL 3.7154	BRL 37.38
7	136752	13-set-24	Compra	Parte A	Parte B	BRL 3.7200	BRL 37.38
8	136752	16-set-24	Compra	Parte A	Parte B	BRL 3.7249	BRL 37.38
9	136752	17-set-24	Compra	Parte A	Parte B	BRL 3.7295	BRL 37.38
10	136752	18-set-24	Compra	Parte A	Parte B	BRL 3.7341	BRL 37.38
11	136752	19-set-24	Compra	Parte A	Parte B	BRL 3.7427	BRL 37.38
12	136752	20-set-24	Compra	Parte A	Parte B	BRL 3.7474	BRL 37.38
13	136752	23-set-24	Compra	Parte A	Parte B	BRL 3.7522	BRL 37.38
14	136752	24-set-24	Compra	Parte A	Parte B	BRL 3.7568	BRL 37.38
15	136752	25-set-24	Compra	Parte A	Parte B	BRL 3.7614	BRL 37.38
16	136752	26-set-24	Compra	Parte A	Parte B	BRL 3.7701	BRL 37.38
17	136752	27-set-24	Compra	Parte A	Parte B	BRL 3.7747	BRL 37.38

18	136752	30-set-24	Compra	Parte A	Parte B	BRL 3.7795	BRL 37.38
19	136752	01-out-24	Compra	Parte A	Parte B	BRL 3.7841	BRL 37.38
20	136752	02-out-24	Compra	Parte A	Parte B	BRL 3.7887	BRL 37.38
21	136752	03-out-24	Compra	Parte A	Parte B	BRL 3.7974	BRL 37.38
22	136752	04-out-24	Compra	Parte A	Parte B	BRL 3.8020	BRL 37.38
23	136752	07-out-24	Compra	Parte A	Parte B	BRL 3.8068	BRL 37.38
24	136752	08-out-24	Compra	Parte A	Parte B	BRL 3.8114	BRL 37.38
25	136752	09-out-24	Compra	Parte A	Parte B	BRL 3.8160	BRL 37.38
26	136752	10-out-24	Compra	Parte A	Parte B	BRL 3.8247	BRL 37.38
27	136752	11-out-24	Compra	Parte A	Parte B	BRL 3.8292	BRL 37.38
28	136752	14-out-24	Compra	Parte A	Parte B	BRL 3.8341	BRL 37.38
29	136752	15-out-24	Compra	Parte A	Parte B	BRL 3.8387	BRL 37.38
30	136752	16-out-24	Compra	Parte A	Parte B	BRL 3.8432	BRL 37.38
31	136752	17-out-24	Compra	Parte A	Parte B	BRL 3.8519	BRL 37.38
32	136752	18-out-24	Compra	Parte A	Parte B	BRL 3.8565	BRL 37.38
33	136752	21-out-24	Compra	Parte A	Parte B	BRL 3.8613	BRL 37.38
34	136752	22-out-24	Compra	Parte A	Parte B	BRL 3.8659	BRL 37.38
35	136752	23-out-24	Compra	Parte A	Parte B	BRL 3.8705	BRL 37.38
36	136752	24-out-24	Compra	Parte A	Parte B	BRL 3.8791	BRL 37.38
37	136752	25-out-24	Compra	Parte A	Parte B	BRL 3.8837	BRL 37.38
38	136752	28-out-24	Compra	Parte A	Parte B	BRL 3.8885	BRL 37.38
39	136752	29-out-24	Compra	Parte A	Parte B	BRL 3.8931	BRL 37.38
40	136752	30-out-24	Compra	Parte A	Parte B	BRL 3.8977	BRL 37.38
41	136752	31-out-24	Compra	Parte A	Parte B	BRL 3.9063	BRL 37.38

42	136752	01-nov-24	Compra	Parte A	Parte B	BRL 3.9109	BRL 37.38
43	136752	04-nov-24	Compra	Parte A	Parte B	BRL 3.9157	BRL 37.38
44	136752	05-nov-24	Compra	Parte A	Parte B	BRL 3.9203	BRL 37.38
45	136752	06-nov-24	Compra	Parte A	Parte B	BRL 3.9248	BRL 37.38
46	136752	07-nov-24	Compra	Parte A	Parte B	BRL 3.9335	BRL 37.38
47	136752	08-nov-24	Compra	Parte A	Parte B	BRL 3.9381	BRL 37.38
48	136752	11-nov-24	Compra	Parte A	Parte B	BRL 3.9429	BRL 37.38
49	136752	12-nov-24	Compra	Parte A	Parte B	BRL 3.9474	BRL 37.38
50	136752	13-nov-24	Compra	Parte A	Parte B	BRL 3.9581	BRL 37.38
51	136752	05-set-24	Compra	Parte A	Parte B	BRL 4.1185	BRL 35.94
52	136752	06-set-24	Compra	Parte A	Parte B	BRL 4.1232	BRL 35.94
53	136752	09-set-24	Compra	Parte A	Parte B	BRL 4.1281	BRL 35.94
54	136752	10-set-24	Compra	Parte A	Parte B	BRL 4.1328	BRL 35.94
55	136752	11-set-24	Compra	Parte A	Parte B	BRL 4.1375	BRL 35.94
56	136752	12-set-24	Compra	Parte A	Parte B	BRL 4.1465	BRL 35.94
57	136752	13-set-24	Compra	Parte A	Parte B	BRL 4.1512	BRL 35.94
58	136752	16-set-24	Compra	Parte A	Parte B	BRL 4.1562	BRL 35.94
59	136752	17-set-24	Compra	Parte A	Parte B	BRL 4.1609	BRL 35.94
60	136752	18-set-24	Compra	Parte A	Parte B	BRL 4.1656	BRL 35.94
61	136752	19-set-24	Compra	Parte A	Parte B	BRL 4.1745	BRL 35.94
62	136752	20-set-24	Compra	Parte A	Parte B	BRL 4.1792	BRL 35.94
63	136752	23-set-24	Compra	Parte A	Parte B	BRL 4.1842	BRL 35.94
64	136752	24-set-24	Compra	Parte A	Parte B	BRL 4.1889	BRL 35.94
65	136752	25-set-24	Compra	Parte A	Parte B	BRL 4.1936	BRL 35.94

66	136752	26-set-24	Compra	Parte A	Parte B	BRL 4.2025	BRL 35.94
67	136752	27-set-24	Compra	Parte A	Parte B	BRL 4.2072	BRL 35.94
68	136752	30-set-24	Compra	Parte A	Parte B	BRL 4.2121	BRL 35.94
69	136752	01-out-24	Compra	Parte A	Parte B	BRL 4.2168	BRL 35.94
70	136752	02-out-24	Compra	Parte A	Parte B	BRL 4.2215	BRL 35.94
71	136752	03-out-24	Compra	Parte A	Parte B	BRL 4.2305	BRL 35.94
72	136752	04-out-24	Compra	Parte A	Parte B	BRL 4.2351	BRL 35.94
73	136752	07-out-24	Compra	Parte A	Parte B	BRL 4.2401	BRL 35.94
74	136752	08-out-24	Compra	Parte A	Parte B	BRL 4.2447	BRL 35.94
75	136752	09-out-24	Compra	Parte A	Parte B	BRL 4.2494	BRL 35.94
76	136752	10-out-24	Compra	Parte A	Parte B	BRL 4.2584	BRL 35.94
77	136752	11-out-24	Compra	Parte A	Parte B	BRL 4.2631	BRL 35.94
78	136752	14-out-24	Compra	Parte A	Parte B	BRL 4.2680	BRL 35.94
79	136752	15-out-24	Compra	Parte A	Parte B	BRL 4.2726	BRL 35.94
80	136752	16-out-24	Compra	Parte A	Parte B	BRL 4.2773	BRL 35.94
81	136752	17-out-24	Compra	Parte A	Parte B	BRL 4.2863	BRL 35.94
82	136752	18-out-24	Compra	Parte A	Parte B	BRL 4.2909	BRL 35.94
83	136752	21-out-24	Compra	Parte A	Parte B	BRL 4.2958	BRL 35.94
84	136752	22-out-24	Compra	Parte A	Parte B	BRL 4.3005	BRL 35.94
85	136752	23-out-24	Compra	Parte A	Parte B	BRL 4.3051	BRL 35.94
86	136752	24-out-24	Compra	Parte A	Parte B	BRL 4.3141	BRL 35.94
87	136752	25-out-24	Compra	Parte A	Parte B	BRL 4.3187	BRL 35.94
88	136752	28-out-24	Compra	Parte A	Parte B	BRL 4.3236	BRL 35.94
89	136752	29-out-24	Compra	Parte A	Parte B	BRL 4.3283	BRL 35.94

90	136752	30-out-24	Compra	Parte A	Parte B	BRL 4.3329	BRL 35.94
91	136752	31-out-24	Compra	Parte A	Parte B	BRL 4.3419	BRL 35.94
92	136752	01-nov-24	Compra	Parte A	Parte B	BRL 4.3465	BRL 35.94
93	136752	04-nov-24	Compra	Parte A	Parte B	BRL 4.3514	BRL 35.94
94	136752	05-nov-24	Compra	Parte A	Parte B	BRL 4.3561	BRL 35.94
95	136752	06-nov-24	Compra	Parte A	Parte B	BRL 4.3607	BRL 35.94
96	136752	07-nov-24	Compra	Parte A	Parte B	BRL 4.3697	BRL 35.94
97	136752	08-nov-24	Compra	Parte A	Parte B	BRL 4.3743	BRL 35.94
98	136752	11-nov-24	Compra	Parte A	Parte B	BRL 4.3792	BRL 35.94
99	136752	12-nov-24	Compra	Parte A	Parte B	BRL 4.3838	BRL 35.94
100	136752	13-nov-24	Compra	Parte A	Parte B	BRL 4.3949	BRL 35.94
101	136752	05-set-24	Compra	Parte A	Parte B	BRL 4.5927	BRL 34.50
102	136752	06-set-24	Compra	Parte A	Parte B	BRL 4.5974	BRL 34.50
103	136752	09-set-24	Compra	Parte A	Parte B	BRL 4.6024	BRL 34.50
104	136752	10-set-24	Compra	Parte A	Parte B	BRL 4.6072	BRL 34.50
105	136752	11-set-24	Compra	Parte A	Parte B	BRL 4.6120	BRL 34.50
106	136752	12-set-24	Compra	Parte A	Parte B	BRL 4.6212	BRL 34.50
107	136752	13-set-24	Compra	Parte A	Parte B	BRL 4.6260	BRL 34.50
108	136752	16-set-24	Compra	Parte A	Parte B	BRL 4.6310	BRL 34.50
109	136752	17-set-24	Compra	Parte A	Parte B	BRL 4.6357	BRL 34.50
110	136752	18-set-24	Compra	Parte A	Parte B	BRL 4.6405	BRL 34.50
111	136752	19-set-24	Compra	Parte A	Parte B	BRL 4.6497	BRL 34.50
112	136752	20-set-24	Compra	Parte A	Parte B	BRL 4.6545	BRL 34.50
113	136752	23-set-24	Compra	Parte A	Parte B	BRL 4.6595	BRL 34.50

114	136752	24-set-24	Compra	Parte A	Parte B	BRL 4.6642	BRL 34.50
115	136752	25-set-24	Compra	Parte A	Parte B	BRL 4.6690	BRL 34.50
116	136752	26-set-24	Compra	Parte A	Parte B	BRL 4.6782	BRL 34.50
117	136752	27-set-24	Compra	Parte A	Parte B	BRL 4.6830	BRL 34.50
118	136752	30-set-24	Compra	Parte A	Parte B	BRL 4.6879	BRL 34.50
119	136752	01-out-24	Compra	Parte A	Parte B	BRL 4.6927	BRL 34.50
120	136752	02-out-24	Compra	Parte A	Parte B	BRL 4.6974	BRL 34.50
121	136752	03-out-24	Compra	Parte A	Parte B	BRL 4.7066	BRL 34.50
122	136752	04-out-24	Compra	Parte A	Parte B	BRL 4.7114	BRL 34.50
123	136752	07-out-24	Compra	Parte A	Parte B	BRL 4.7163	BRL 34.50
124	136752	08-out-24	Compra	Parte A	Parte B	BRL 4.7211	BRL 34.50
125	136752	09-out-24	Compra	Parte A	Parte B	BRL 4.7258	BRL 34.50
126	136752	10-out-24	Compra	Parte A	Parte B	BRL 4.7350	BRL 34.50
127	136752	11-out-24	Compra	Parte A	Parte B	BRL 4.7397	BRL 34.50
128	136752	14-out-24	Compra	Parte A	Parte B	BRL 4.7447	BRL 34.50
129	136752	15-out-24	Compra	Parte A	Parte B	BRL 4.7494	BRL 34.50
130	136752	16-out-24	Compra	Parte A	Parte B	BRL 4.7541	BRL 34.50
131	136752	17-out-24	Compra	Parte A	Parte B	BRL 4.7633	BRL 34.50
132	136752	18-out-24	Compra	Parte A	Parte B	BRL 4.7681	BRL 34.50
133	136752	21-out-24	Compra	Parte A	Parte B	BRL 4.7730	BRL 34.50
134	136752	22-out-24	Compra	Parte A	Parte B	BRL 4.7777	BRL 34.50
135	136752	23-out-24	Compra	Parte A	Parte B	BRL 4.7824	BRL 34.50
136	136752	24-out-24	Compra	Parte A	Parte B	BRL 4.7916	BRL 34.50
137	136752	25-out-24	Compra	Parte A	Parte B	BRL 4.7963	BRL 34.50

138	136752	28-out-24	Compra	Parte A	Parte B	BRL 4.8013	BRL 34.50
139	136752	29-out-24	Compra	Parte A	Parte B	BRL 4.8060	BRL 34.50
140	136752	30-out-24	Compra	Parte A	Parte B	BRL 4.8107	BRL 34.50
141	136752	31-out-24	Compra	Parte A	Parte B	BRL 4.8199	BRL 34.50
142	136752	01-nov-24	Compra	Parte A	Parte B	BRL 4.8246	BRL 34.50
143	136752	04-nov-24	Compra	Parte A	Parte B	BRL 4.8295	BRL 34.50
144	136752	05-nov-24	Compra	Parte A	Parte B	BRL 4.8342	BRL 34.50
145	136752	06-nov-24	Compra	Parte A	Parte B	BRL 4.8389	BRL 34.50
146	136752	07-nov-24	Compra	Parte A	Parte B	BRL 4.8481	BRL 34.50
147	136752	08-nov-24	Compra	Parte A	Parte B	BRL 4.8527	BRL 34.50
148	136752	11-nov-24	Compra	Parte A	Parte B	BRL 4.8576	BRL 34.50
149	136752	12-nov-24	Compra	Parte A	Parte B	BRL 4.8623	BRL 34.50
150	136752	13-nov-24	Compra	Parte A	Parte B	BRL 4.8738	BRL 34.50
151	136752	05-set-24	Venda	Parte B	Parte A	BRL 4.8201	BRL 27.31
152	136752	06-set-24	Venda	Parte B	Parte A	BRL 4.8217	BRL 27.31
153	136752	09-set-24	Venda	Parte B	Parte A	BRL 4.8237	BRL 27.31
154	136752	10-set-24	Venda	Parte B	Parte A	BRL 4.8252	BRL 27.31
155	136752	11-set-24	Venda	Parte B	Parte A	BRL 4.8267	BRL 27.31
156	136752	12-set-24	Venda	Parte B	Parte A	BRL 4.8234	BRL 27.31
157	136752	13-set-24	Venda	Parte B	Parte A	BRL 4.8249	BRL 27.31
158	136752	16-set-24	Venda	Parte B	Parte A	BRL 4.8268	BRL 27.31
159	136752	17-set-24	Venda	Parte B	Parte A	BRL 4.8283	BRL 27.31
160	136752	18-set-24	Venda	Parte B	Parte A	BRL 4.8298	BRL 27.31
161	136752	19-set-24	Venda	Parte B	Parte A	BRL 4.8265	BRL 27.31

162	136752	20-set-24	Venda	Parte B	Parte A	BRL 4.8280	BRL 27.31
163	136752	23-set-24	Venda	Parte B	Parte A	BRL 4.8299	BRL 27.31
164	136752	24-set-24	Venda	Parte B	Parte A	BRL 4.8314	BRL 27.31
165	136752	25-set-24	Venda	Parte B	Parte A	BRL 4.8329	BRL 27.31
166	136752	26-set-24	Venda	Parte B	Parte A	BRL 4.8295	BRL 27.31
167	136752	27-set-24	Venda	Parte B	Parte A	BRL 4.8310	BRL 27.31
168	136752	30-set-24	Venda	Parte B	Parte A	BRL 4.8329	BRL 27.31
169	136752	01-out-24	Venda	Parte B	Parte A	BRL 4.8344	BRL 27.31
170	136752	02-out-24	Venda	Parte B	Parte A	BRL 4.8359	BRL 27.31
171	136752	03-out-24	Venda	Parte B	Parte A	BRL 4.8325	BRL 27.31
172	136752	04-out-24	Venda	Parte B	Parte A	BRL 4.8339	BRL 27.31
173	136752	07-out-24	Venda	Parte B	Parte A	BRL 4.8358	BRL 27.31
174	136752	08-out-24	Venda	Parte B	Parte A	BRL 4.8373	BRL 27.31
175	136752	09-out-24	Venda	Parte B	Parte A	BRL 4.8388	BRL 27.31
176	136752	10-out-24	Venda	Parte B	Parte A	BRL 4.8353	BRL 27.31
177	136752	11-out-24	Venda	Parte B	Parte A	BRL 4.8368	BRL 27.31
178	136752	14-out-24	Venda	Parte B	Parte A	BRL 4.8387	BRL 27.31
179	136752	15-out-24	Venda	Parte B	Parte A	BRL 4.8401	BRL 27.31
180	136752	16-out-24	Venda	Parte B	Parte A	BRL 4.8416	BRL 27.31
181	136752	17-out-24	Venda	Parte B	Parte A	BRL 4.8382	BRL 27.31
182	136752	18-out-24	Venda	Parte B	Parte A	BRL 4.8396	BRL 27.31
183	136752	21-out-24	Venda	Parte B	Parte A	BRL 4.8415	BRL 27.31
184	136752	22-out-24	Venda	Parte B	Parte A	BRL 4.8429	BRL 27.31
185	136752	23-out-24	Venda	Parte B	Parte A	BRL 4.8443	BRL 27.31

186	136752	24-out-24	Venda	Parte B	Parte A	BRL 4.8409	BRL 27.31
187	136752	25-out-24	Venda	Parte B	Parte A	BRL 4.8424	BRL 27.31
188	136752	28-out-24	Venda	Parte B	Parte A	BRL 4.8442	BRL 27.31
189	136752	29-out-24	Venda	Parte B	Parte A	BRL 4.8456	BRL 27.31
190	136752	30-out-24	Venda	Parte B	Parte A	BRL 4.8470	BRL 27.31
191	136752	31-out-24	Venda	Parte B	Parte A	BRL 4.8436	BRL 27.31
192	136752	01-nov-24	Venda	Parte B	Parte A	BRL 4.8450	BRL 27.31
193	136752	04-nov-24	Venda	Parte B	Parte A	BRL 4.8468	BRL 27.31
194	136752	05-nov-24	Venda	Parte B	Parte A	BRL 4.8482	BRL 27.31
195	136752	06-nov-24	Venda	Parte B	Parte A	BRL 4.8497	BRL 27.31
196	136752	07-nov-24	Venda	Parte B	Parte A	BRL 4.8462	BRL 27.31
197	136752	08-nov-24	Venda	Parte B	Parte A	BRL 4.8476	BRL 27.31
198	136752	11-nov-24	Venda	Parte B	Parte A	BRL 4.8494	BRL 27.31
199	136752	12-nov-24	Venda	Parte B	Parte A	BRL 4.8508	BRL 27.31
200	136752	13-nov-24	Venda	Parte B	Parte A	BRL 4.8449	BRL 27.31
201	136752	05-set-24	Venda	Parte B	Parte A	BRL 4.2380	BRL 25.88
202	136752	06-set-24	Venda	Parte B	Parte A	BRL 4.2396	BRL 25.88
203	136752	09-set-24	Venda	Parte B	Parte A	BRL 4.2416	BRL 25.88
204	136752	10-set-24	Venda	Parte B	Parte A	BRL 4.2432	BRL 25.88
205	136752	11-set-24	Venda	Parte B	Parte A	BRL 4.2448	BRL 25.88
206	136752	12-set-24	Venda	Parte B	Parte A	BRL 4.2419	BRL 25.88
207	136752	13-set-24	Venda	Parte B	Parte A	BRL 4.2435	BRL 25.88
208	136752	16-set-24	Venda	Parte B	Parte A	BRL 4.2455	BRL 25.88
209	136752	17-set-24	Venda	Parte B	Parte A	BRL 4.2471	BRL 25.88

210	136752	18-set-24	Venda	Parte B	Parte A	BRL 4.2486	BRL 25.88
211	136752	19-set-24	Venda	Parte B	Parte A	BRL 4.2458	BRL 25.88
212	136752	20-set-24	Venda	Parte B	Parte A	BRL 4.2474	BRL 25.88
213	136752	23-set-24	Venda	Parte B	Parte A	BRL 4.2493	BRL 25.88
214	136752	24-set-24	Venda	Parte B	Parte A	BRL 4.2509	BRL 25.88
215	136752	25-set-24	Venda	Parte B	Parte A	BRL 4.2524	BRL 25.88
216	136752	26-set-24	Venda	Parte B	Parte A	BRL 4.2496	BRL 25.88
217	136752	27-set-24	Venda	Parte B	Parte A	BRL 4.2511	BRL 25.88
218	136752	30-set-24	Venda	Parte B	Parte A	BRL 4.2530	BRL 25.88
219	136752	01-out-24	Venda	Parte B	Parte A	BRL 4.2546	BRL 25.88
220	136752	02-out-24	Venda	Parte B	Parte A	BRL 4.2561	BRL 25.88
221	136752	03-out-24	Venda	Parte B	Parte A	BRL 4.2533	BRL 25.88
222	136752	04-out-24	Venda	Parte B	Parte A	BRL 4.2548	BRL 25.88
223	136752	07-out-24	Venda	Parte B	Parte A	BRL 4.2567	BRL 25.88
224	136752	08-out-24	Venda	Parte B	Parte A	BRL 4.2582	BRL 25.88
225	136752	09-out-24	Venda	Parte B	Parte A	BRL 4.2598	BRL 25.88
226	136752	10-out-24	Venda	Parte B	Parte A	BRL 4.2569	BRL 25.88
227	136752	11-out-24	Venda	Parte B	Parte A	BRL 4.2584	BRL 25.88
228	136752	14-out-24	Venda	Parte B	Parte A	BRL 4.2603	BRL 25.88
229	136752	15-out-24	Venda	Parte B	Parte A	BRL 4.2618	BRL 25.88
230	136752	16-out-24	Venda	Parte B	Parte A	BRL 4.2634	BRL 25.88
231	136752	17-out-24	Venda	Parte B	Parte A	BRL 4.2605	BRL 25.88
232	136752	18-out-24	Venda	Parte B	Parte A	BRL 4.2620	BRL 25.88
233	136752	21-out-24	Venda	Parte B	Parte A	BRL 4.2639	BRL 25.88

234	136752	22-out-24	Venda	Parte B	Parte A	BRL 4.2654	BRL 25.88
235	136752	23-out-24	Venda	Parte B	Parte A	BRL 4.2669	BRL 25.88
236	136752	24-out-24	Venda	Parte B	Parte A	BRL 4.2640	BRL 25.88
237	136752	25-out-24	Venda	Parte B	Parte A	BRL 4.2655	BRL 25.88
238	136752	28-out-24	Venda	Parte B	Parte A	BRL 4.2673	BRL 25.88
239	136752	29-out-24	Venda	Parte B	Parte A	BRL 4.2688	BRL 25.88
240	136752	30-out-24	Venda	Parte B	Parte A	BRL 4.2703	BRL 25.88
241	136752	31-out-24	Venda	Parte B	Parte A	BRL 4.2674	BRL 25.88
242	136752	01-nov-24	Venda	Parte B	Parte A	BRL 4.2689	BRL 25.88
243	136752	04-nov-24	Venda	Parte B	Parte A	BRL 4.2707	BRL 25.88
244	136752	05-nov-24	Venda	Parte B	Parte A	BRL 4.2722	BRL 25.88
245	136752	06-nov-24	Venda	Parte B	Parte A	BRL 4.2737	BRL 25.88
246	136752	07-nov-24	Venda	Parte B	Parte A	BRL 4.2708	BRL 25.88
247	136752	08-nov-24	Venda	Parte B	Parte A	BRL 4.2722	BRL 25.88
248	136752	11-nov-24	Venda	Parte B	Parte A	BRL 4.2740	BRL 25.88
249	136752	12-nov-24	Venda	Parte B	Parte A	BRL 4.2755	BRL 25.88
250	136752	13-nov-24	Venda	Parte B	Parte A	BRL 4.2704	BRL 25.88
251	136752	05-set-24	Venda	Parte B	Parte A	BRL 3.6873	BRL 24.44
252	136752	06-set-24	Venda	Parte B	Parte A	BRL 3.6889	BRL 24.44
253	136752	09-set-24	Venda	Parte B	Parte A	BRL 3.6909	BRL 24.44
254	136752	10-set-24	Venda	Parte B	Parte A	BRL 3.6925	BRL 24.44
255	136752	11-set-24	Venda	Parte B	Parte A	BRL 3.6941	BRL 24.44
256	136752	12-set-24	Venda	Parte B	Parte A	BRL 3.6918	BRL 24.44
257	136752	13-set-24	Venda	Parte B	Parte A	BRL 3.6934	BRL 24.44

258	136752	16-set-24	Venda	Parte B	Parte A	BRL 3.6954	BRL 24.44
259	136752	17-set-24	Venda	Parte B	Parte A	BRL 3.6970	BRL 24.44
260	136752	18-set-24	Venda	Parte B	Parte A	BRL 3.6986	BRL 24.44
261	136752	19-set-24	Venda	Parte B	Parte A	BRL 3.6963	BRL 24.44
262	136752	20-set-24	Venda	Parte B	Parte A	BRL 3.6979	BRL 24.44
263	136752	23-set-24	Venda	Parte B	Parte A	BRL 3.6998	BRL 24.44
264	136752	24-set-24	Venda	Parte B	Parte A	BRL 3.7014	BRL 24.44
265	136752	25-set-24	Venda	Parte B	Parte A	BRL 3.7030	BRL 24.44
266	136752	26-set-24	Venda	Parte B	Parte A	BRL 3.7007	BRL 24.44
267	136752	27-set-24	Venda	Parte B	Parte A	BRL 3.7022	BRL 24.44
268	136752	30-set-24	Venda	Parte B	Parte A	BRL 3.7042	BRL 24.44
269	136752	01-out-24	Venda	Parte B	Parte A	BRL 3.7057	BRL 24.44
270	136752	02-out-24	Venda	Parte B	Parte A	BRL 3.7073	BRL 24.44
271	136752	03-out-24	Venda	Parte B	Parte A	BRL 3.7050	BRL 24.44
272	136752	04-out-24	Venda	Parte B	Parte A	BRL 3.7065	BRL 24.44
273	136752	07-out-24	Venda	Parte B	Parte A	BRL 3.7084	BRL 24.44
274	136752	08-out-24	Venda	Parte B	Parte A	BRL 3.7100	BRL 24.44
275	136752	09-out-24	Venda	Parte B	Parte A	BRL 3.7116	BRL 24.44
276	136752	10-out-24	Venda	Parte B	Parte A	BRL 3.7092	BRL 24.44
277	136752	11-out-24	Venda	Parte B	Parte A	BRL 3.7108	BRL 24.44
278	136752	14-out-24	Venda	Parte B	Parte A	BRL 3.7127	BRL 24.44
279	136752	15-out-24	Venda	Parte B	Parte A	BRL 3.7142	BRL 24.44
280	136752	16-out-24	Venda	Parte B	Parte A	BRL 3.7157	BRL 24.44
281	136752	17-out-24	Venda	Parte B	Parte A	BRL 3.7134	BRL 24.44

282	136752	18-out-24	Venda	Parte B	Parte A	BRL 3.7149	BRL 24.44
283	136752	21-out-24	Venda	Parte B	Parte A	BRL 3.7168	BRL 24.44
284	136752	22-out-24	Venda	Parte B	Parte A	BRL 3.7183	BRL 24.44
285	136752	23-out-24	Venda	Parte B	Parte A	BRL 3.7199	BRL 24.44
286	136752	24-out-24	Venda	Parte B	Parte A	BRL 3.7175	BRL 24.44
287	136752	25-out-24	Venda	Parte B	Parte A	BRL 3.7190	BRL 24.44
288	136752	28-out-24	Venda	Parte B	Parte A	BRL 3.7209	BRL 24.44
289	136752	29-out-24	Venda	Parte B	Parte A	BRL 3.7224	BRL 24.44
290	136752	30-out-24	Venda	Parte B	Parte A	BRL 3.7239	BRL 24.44
291	136752	31-out-24	Venda	Parte B	Parte A	BRL 3.7215	BRL 24.44
292	136752	01-nov-24	Venda	Parte B	Parte A	BRL 3.7230	BRL 24.44
293	136752	04-nov-24	Venda	Parte B	Parte A	BRL 3.7249	BRL 24.44
294	136752	05-nov-24	Venda	Parte B	Parte A	BRL 3.7264	BRL 24.44
295	136752	06-nov-24	Venda	Parte B	Parte A	BRL 3.7279	BRL 24.44
296	136752	07-nov-24	Venda	Parte B	Parte A	BRL 3.7255	BRL 24.44
297	136752	08-nov-24	Venda	Parte B	Parte A	BRL 3.7270	BRL 24.44
298	136752	11-nov-24	Venda	Parte B	Parte A	BRL 3.7288	BRL 24.44
299	136752	12-nov-24	Venda	Parte B	Parte A	BRL 3.7303	BRL 24.44
300	136752	13-nov-24	Venda	Parte B	Parte A	BRL 3.7259	BRL 24.44